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                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549
                         _________________________

                                 Form 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  July 20, 1998

                              DAN RIVER INC.
          (Exact name of registrant as specified in its charter)

                      Commission file number 1-13421



            GEORGIA                               58-1854637
     (State or other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification No.)

     2291 Memorial Drive                          24541
     Danville, Virginia                           (Zip Code)
     (Address of principal executive offices)

     Registrant's telephone number, including area code:  (804) 799-7000






There are 7 pages in the sequentially numbered, manually signed original of this report.









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Item 5.   Other Events.
          ------------

          Dan River Inc. ("Dan River" or the "Company"), or its executive officers and directors on behalf of the Company, may from time to time make "forward looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 (collectively, the "Acts"). The Company is filing this Current Report on Form 8-K to avail itself of the safe harbor provided in the Acts with respect to any such (i) forward looking statements that may be contained in the Company's reports and other documents filed with the Securities and Exchange Commission under Sections 13 or 15(d) of the Securities Exchange Act of 1934 and (ii) oral forward looking statements made by the Company's executive officers and directors on behalf of the Company to the press, potential investors, securities analysts and others. Such forward looking statements could involve, among other things, statements regarding the Company's intent, belief or expectation with respect to (a) the Company's results of operations and financial condition, (b) the consummation of acquisitions and financing transactions and the effect thereof on the Company's business, and (c) the Company's plans and objectives for future operations and expansion. Any such forward looking statements would be subject to risks and uncertainties that could cause actual results of operations, financial condition, acquisitions, financing transactions, operations, expansion and other events to differ materially from those expressed or implied in such forward looking statements. Any such forward looking statements would be subject to a number of assumptions regarding, among other things, future economic, competitive and market conditions generally. Such assumptions would be based on facts and conditions as they exist at the time such statements are made as well as predictions as to future facts and conditions, the accurate prediction of which may be difficult and involve the assessment of events beyond the Company's control. Further, the Company's business is subject to a number of risks that would affect any such forward looking statement such risks include, among others, the following:

          Cyclical Nature of Textile Industry; Seasonality. Domestic demand for textile products tends to vary with the business cycle of the U.S. economy. In addition, the popularity, supply and demand for particular textile products may change significantly from year to year based upon prevailing fashion trends and other factors. These factors historically have contributed to fluctuations in the sales and profitability of certain textile products and in Dan River's results of operations. A decline in the demand for textile products, an increase in the supply of textile products due to expansion of capacity within the textile industry, changes in fashion trends or deteriorating economic conditions could have a material adverse effect on the Company's results of operations and financial condition.

          Demand for the Company's products and the level of the Company's sales fluctuate moderately during the year, based upon historical buying trends. Generally, there is increased retail demand for home fashions products during the fall (back to school) and Christmas holiday seasons and for apparel fabrics during the same seasons as well as for Father's Day. As a result, the Company sells more of its home fashions products during its third and fourth fiscal quarters when demand for home fashions products is generally higher, and the Company sells more apparel fabrics during the first and second quarters when demand for apparel fabrics is greatest.
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          Intense Competition.  The textile industry is highly competitive.
     Dan River sells its products primarily to domestic customers and competes with large, vertically integrated textile manufacturers as well as numerous smaller companies specializing in limited segments of the market. Competitors are both domestic and foreign, and include a number of companies that are larger in size and have greater financial resources than the Company. Increases in domestic capacity and imports of foreign-made textile and apparel products are a significant source of competition for many domestic textile manufacturers, including Dan River. Competition in the form of imported textile and apparel products, pricing strategies of domestic competitors and the proliferation of newly styled fabrics competing for fashion acceptance have been factors affecting the Company's business environment. The primary competitive factors in the textile industry are price, product styling and differentiation, quality, manufacturing flexibility, delivery time and customer service. The importance of these factors is determined by the needs of particular customers and the characteristics of particular products. To the extent that one or more of the Company's competitors gains an advantage with respect to any key competitive factor, Dan River's business could be materially adversely affected. In addition, import protections afforded to foreign textile manufacturers could make the Company's products less competitive and have a material adverse effect on the Company's results of operations and financial condition.

          Possible Adverse Effect of Fluctuations in Price and Availability of Cotton. The primary raw material used by the Company is cotton. Prior to 1991, from time to time, domestic cotton prices exceeded world prices, which created a competitive disadvantage for the Company and other domestic textile manufacturers, which are required by law to purchase substantially all of their cotton from domestic sources. The U.S. government has taken legislative action to improve the price imbalance, but there can be no assurance that this will continue to be the case. To the extent that U.S. cotton prices exceed world cotton prices, the Company's competitiveness may be materially adversely affected. U.S. Cotton prices are also affected by general economic conditions as well as the demand for U.S. cotton in world markets and may increase or decrease depending on other market variables at the time. Prevailing cotton prices significantly impact the Company's results of operations, and price increases could have a material adverse effect on the Company's results of operations and financial condition. In connection with its purchase of cotton, Dan River generally covers open order requirements, which average approximately three months of production, through direct purchases and hedging transactions, and the Company may shorten or lengthen that period in accordance with its perception of the direction of cotton prices. There can be no assurance that such transactions will not result in higher costs to the Company or will protect the Company from fluctuations in cotton prices. Further, since cotton is an agricultural product, its supply and quality are subject to forces of nature. Any material shortage or interruption in the supply, variations in the quality of cotton by reason of weather, infestations or any other factor that would result in an increase in the cost of cotton could have a material adverse effect on the Company's results of operations and financial condition.
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          Substantial Capital Requirements.  The textile manufacturing industry is capital intensive. In order to maintain their competitive position, textile manufacturers, including Dan River, must continually modernize their manufacturing processes, plants and equipment, which can involve substantial capital investments. Dan River generally finances its capital improvements with cash from operations, vendor financing and borrowings under its credit facilities. To the extent these sources of funds are insufficient to meet the Company's ongoing capital improvements requirements, the Company may be required to seek alternative sources of financing or curtail or delay capital spending plans. There can be no assurance that such financing will be available when needed or, if available, that it will be on terms acceptable to the Company. Failure to make capital improvements necessary to continue modernizing the Company's manufacturing operations and reduce costs could adversely affect the Company's competitive position and have a material adverse effect on the Company's results of operations and financial condition.

          Possible Adverse Effect of Government Policy and Import Regulations. The domestic textile market is subject to various U.S. governmental policies affecting raw material costs and product supply. In addition, the policies of foreign governments may, directly or indirectly, affect the domestic market. Because U.S. textile companies are generally prohibited from importing cotton, Dan River must purchase substantially all of its cotton in the domestic market. Prior to 1991, from time to time, price imbalances between world and domestic cotton prices existed. A series of U.S. legislative initiatives has resulted in the reduction of the Company's effective cotton costs to near world levels. Because the availability and cost of cotton are affected by U.S. agricultural policies, Dan River may experience increased cotton costs that cannot be entirely passed on to its customers.

          The extent of import protection afforded by the U.S. government to domestic textile producers has been, and is likely to remain, subject to considerable domestic political deliberation. In view of the labor cost advantages and the number of foreign producers of textile products that compete with certain of the Company's products, substantial elimination of import protection for domestic textile manufacturers could have a material adverse effect on the Company's business. In January 1995, a multilateral trade organization, the World Trade Organization ("WTO"), was established to replace the General Agreement on Tariffs and Trade. This new body has set forth the mechanisms by which world trade in textiles and clothing will be progressively liberalized with the elimination of quotas and the reduction of duties. The implementation began in January 1995 with the phasing-out of quotas and the reduction of duties to take place over a 10-year period. The selection of products at each phase is made by each importing country and must be drawn from each of the four main textile groups: tops and yarns, fabrics, made-up textile products and apparel. The elimination of quotas and the reduction of tariffs under the WTO may result in increased imports of certain textile products and apparel into North America. These factors could make the Company's products less competitive against low cost imports from developing countries.

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          The North American Free Trade Agreement ("NAFTA"), which was entered into by Canada, Mexico and the United States and became effective on January 1, 1994, has created the world's largest free-trade zone. The agreement contains safeguards that were sought by the U.S. textile industry, including a rule of origin requirement that products be processed in one of the three countries in order to benefit from NAFTA. NAFTA will phase out all trade restrictions and tariffs on textiles and apparel among the three countries. There can be no assurance that the removal of these barriers to trade will not have a material adverse effect on the Company's results of operations and financial condition.

          Acquisition Risks. The Company has pursued and may continue to pursue acquisition opportunities that enhance its business. There can be no assurance that the Company will be able successfully to identify suitable acquisition candidates, complete acquisitions, integrate acquired operations into its existing operations or expand into new markets. There can also be no assurance that future acquisitions will not have an adverse effect upon the Company's operating results, particularly in the fiscal quarters immediately following the completion of such acquisitions while the operations of the acquired business are being integrated into the Company's operations. Once integrated, acquired operations may not achieve levels of revenues, profitability or productivity comparable with those achieved by the Company's existing operations, or otherwise perform as expected. In addition, the Company competes for acquisition and expansion opportunities with companies that have substantially greater resources.

          Impact of Restrictive Covenants on Ability to Obtain Additional Financing. The Company's working capital facility and the indenture dated December 15, 1993 governing the Company's 10 1/8% Senior Subordinated Notes contain restrictions on the ability of the Company to, among other things (i) incur additional indebtedness, (ii) place liens on assets, (iii) sell assets, (iv) engage in mergers or consolidations, (v) pay dividends, (vi) engage in certain transactions with affiliates and (vii) enter into sale and leaseback transactions. The working capital facility also requires, among other things, that the Company maintain compliance with a certain cash interest coverage ratio and maintain a minimum net worth. These limitations and requirements may restrict the ability of Dan River to obtain additional financing for working capital, capital improvements, acquisitions or general corporate purposes.

          Potential Unforeseen Environmental Liabilities or Costs. Dan River is subject to various federal, state and local environmental laws and regulations limiting the discharge of pollutants and the storage, handling and disposal of a variety of substances, including some substances which contain constituents considered hazardous under environmental laws. The Company's dyeing and finishing operations result in the discharge of substantial quantities of wastewater and emissions to the atmosphere. The Company's operations also are governed by laws and regulations relating to workplace safety and worker health which, among other things, establish cotton dust, formaldehyde, asbestos and noise standards, and regulate the use of hazardous chemicals in the workplace. Treatment costs of air
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     emissions and wastewater discharges, as well as other costs of environmental compliance, have increased moderately over the past several years. There can be no assurance that compliance with environmental or health and safety laws and regulations will not materially adversely affect the Company's operations in the future.
     In addition, Dan River cannot predict what environmental or health and safety legislation or regulations will be enacted in the future or how existing or future laws or regulations will be enforced, administered or interpreted, nor can it predict the amount of future expenditures which may be required in order to comply with any such environmental or health and safety laws or regulations.

          Customer Concentration. Each of the home fashions division and the apparel fabrics division has certain key customers, the loss of which could have a material adverse effect on the Company's net sales attributable to such division.

          Reliance on Key Management. The success of the Company is dependent upon the talents and efforts of a small number of key management personnel, including Joseph L. Lanier, Jr., the Company's Chairman and Chief Executive Officer, Richard L. Williams, the Company's President and Chief Operating Officer, and Barry F. Shea, the Company's Vice President--Chief Financial Officer. The loss of such management personnel could have an adverse effect on the business of the Company.

     In light of the significant uncertainties inherent in any forward looking statements, undue reliance should not be placed on any such statements.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DAN RIVER INC. (Registrant)
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Date:  July 20, 1998               /s/ Harry L. Goodrich
                                   -----------------------------------
                                   Harry L. Goodrich
                                   Vice President

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